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                        MEYERS SHEPPARD INVESTMENT TRUST

                       SUPPLEMENT DATED OCTOBER 14, 1996
             TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED JUNE 13, 1996

        The following Supplement is provided to update and should be read in conjunction with the information provided in the Prospectus and Statement of Additional Information.

        Effective October 12, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. BISYS' principal place of business is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS will perform the same services as Furman Selz LLC, at the identical fees.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING PURCHASE OF SHARES:

Initial Cash Investments by Wire

        Please call 1-800-410-3337 for complete wiring instructions. A completed Account Application must be overnighted to the Trust at Meyers Sheppard Pride Fund c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Trust at 1-800-410-3337 prior to 4:00 p.m. E.T. on the business date prior to the date the purchase monies will be wired.

Initial Cash Investments by Mail

        A completed Account Application together with a check payable to Meyers Sheppard Pride Fund should be forwarded to Meyers Sheppard Pride Fund, P.O. Box 182495, Columbus, Ohio 43218-2495.

Additional Investments

        Additional investments may be made at anytime (minimum investment of $100 or $50 for the Automatic Investment Plan) by mailing check to the Fund at the address noted under "Initial Investments by Mail". For a wire purchase, call the Fund at 1-800-410-3337.

Investments Through IRAs and Other Qualified Retirement Plans

        Special application is required in order to purchase Fund shares through an Individual Retirement Account. For more information and the appropriate application call or write to the Fund.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING REDEMPTIONS OF SHARES:

By Mail

        All request should be addressed to Meyers Sheppard Pride Fund, P.O. Box 182495, Columbus, Ohio, 43218-2495.

By Telephone

        Telephone Redemptions and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

PLEASE NOTE THE FOLLOWING REVISIONS REGARDING DISTRIBUTIONS:

        If you elect to receive distributions in cash and checks (1) if returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable check or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

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        The above revisions are effective immediately. Except as indicated in this Supplement, all procedures described in the Trust's Prospectus and Statement of Additional Information remain in effect.